Exhibit 99.2

SETTLEMENT AGREEMENT
GEMSTAR DERIVATIVE LITIGATION

        This Agreement (“Agreement”), entered into as of this 22nd day of November, 2004, contains all of the material terms of a settlement (the “Settlement”) agreed to between: (a) Gemstar-TV Guide International, Inc. (“Gemstar”) and (b) plaintiffs in the actions set forth on Exhibit A hereto (collectively the “Actions”). As used herein, “Plaintiffs” refers to all of the plaintiffs in all of the Actions, and “Plaintiffs’ Counsel” refers to all of the lawyers and law firms who have appeared on behalf of, or otherwise represented any of the Plaintiffs, in connection with the Actions and matters related to the Actions.

         1.    Corporate Governance: Gemstar agrees that it will implement and/or formalize the corporate governance procedures described in Attachment B hereto. With respect to any corporate governance procedures that require prior approval by Gemstar’s shareholders: (i)    Gemstar will use best efforts to obtain such approval; and (ii) Gemstar will not be required to schedule a special meeting of its shareholders for purposes of seeking such approval.

         2.    Dismissals/Judgments: As soon as practicable after the execution of this Settlement Agreement, and in no event more than thirty days thereafter, Plaintiffs shall move, in the respective Courts hearing the Actions, for judgments of dismissal of the Actions pursuant to the terms set forth herein. Plaintiffs shall seek judgments dismissing the Actions with prejudice against all defendants named in the Actions except for Henry Yuen, Elsie Ma Leung and KPMG and, with respect to those defendants, they shall seek judgments (i) dismissing the Actions without prejudice to Gemstar’s rights, in its own name, to assert and/or continue to prosecute claims against those defendants; and (ii) prohibiting any person other than Gemstar (or persons to whom Gemstar has expressly assigned such claims in writing) from asserting or prosecuting claims held by Gemstar against those defendants.

         3.    Attorneys’ Fees: Plaintiffs’ Counsel shall seek attorneys’ fees, in connection with all of the Actions, in an aggregate amount not to exceed $3,600,000. Gemstar agrees not to oppose applications by Plaintiffs’ Counsel for fees in an aggregate amount not to exceed $3,600,000, in all of the Actions.

         4.    Releases: Plaintiffs will execute and deliver to counsel for Gemstar releases (in a form attached as Exhibit C hereto) of all claims against Gemstar and/or any of its current or former officers, directors, agents, employees, etc.

         5.    No Admission of Liability: The Settlement, and the provisions of this Agreement, shall not be deemed, or offered or received in evidence, as a presumption, a concession or an admission of any fault, liability or wrongdoing and, except as required to enforce the Settlement, they shall not be offered or received in evidence or otherwise used by any person in these or any other actions or proceedings, whether civil, criminal, or administrative.

         6.    Representations:

                     a.    The individual executing this agreement on behalf of Gemstar represents and warrant that he has full authority to do so, and that his signature will bind Gemstar.

                     b.     The individual(s) executing this agreement on behalf of Plaintiffs represent and warrant that they have full authority to do so, and that their signatures will bind each of the Plaintiffs and each of the Plaintiffs’ Counsel. The individuals executing this agreement on behalf of Plaintiffs further represents that, after making inquiry, neither they nor any other Plaintiffs’ Counsel is aware of any other contemplated or pending action against Gemstar or any of the defendants in the Actions that purports to assert claims against them in a derivative capacity, other than the currently pending Actions.

         7.    Confidentiality: Except as may be necessary to seek the orders anticipated hereunder, or for bona fide business, accounting, reporting or tax purposes, the parties and their counsel (including Plaintiffs’ Counsel) agree to keep the terms of the settlement, and of this Agreement, confidential. Plaintiffs shall promptly return to Gemstar all originals and copies of documents produced in any of the Actions.

         8.    Miscellaneous: Disputes pursuant to or relating to this Agreement shall be governed by California law, without regard for its conflicts of laws provisions, except that it shall not be construed for or against any party as its drafter.

        WHEREFORE, the parties have caused this agreement to be executed as of the date first set forth above.

[SIGNATURES ON FOLLOWING PAGE]

                                                                                                    MUNGER, TOLLES & OLSON LLP

                                                                                                    BY:  /s/ Lawrence Barth
                                                                                                            Lawrence Barth
                                                                                                            Attorneys for Defendant
                                                                                                            GEMSTAR-TV GUIDE INTERNATIONAL, INC.

                                                                                                    SOLTAN and ASSOCIATES

                                                                                                    BY:  /s/ Venus Soltan
                                                                                                            Venus Soltan
                                                                                                            Attorneys for Plaintiff

                                                                                                       ROBBINS, UMEDA & FINK, LLP

                                                                                                    BY:  /s/ Brian J. Robbins
                                                                                                            Brian J. Robbins
                                                                                                            Attorneys for Plaintiff

                                                                                                    MARICIC & GOLDSTEIN, LLP

                                                                                                    BY:  /s/ David M. Goldstein
                                                                                                            David M. Goldstein
                                                                                                            Attorneys for Plaintiff

                                                                                                    SCOTT & SCOTT

                                                                                                    BY:  /s/ David R. Scott
                                                                                                            David R. Scott
                                                                                                            Attorneys for Plaintiff
                                                                                                            United States District Court
                                                                                                            Case No.: 02-8440-MRP (PLAx)

EXHIBIT A

The “Actions”

        Brad Knowles, Derivatively on behalf of Gemstar-TV Guide International, Inc. v. Henry C. Yuen, et al., and Gemstar-TV Guide International, Inc., a Delaware corporation, United States District Court, Central District of California; Western Division – Case Number 02-8440-MRP (PLAx)

        In re Gemstar-TV Guide International, Inc. Derivative Litigation – Superior Court of the State of California, County of Los Angeles, Northeast District – Case No. GC029296 (and all related and consolidated actions)

        Michael Priebe, Derivatively on behalf of Gemstar-TV Guide International, Inc. v. Peter C. Boylan, III, et al. – Superior Court of the State of California, County of Los Angeles, Northeast District – Case No. GC029296

        Pamela Plotkin, Derivatively on behalf of Gemstar-TV Guide International, Inc. v. Henry C. Yuen, et al. – Superior Court of the State of California, County of Los Angeles, Northeast District – Case No. BC273107

        Russ Wallace, Derivatively on behalf of Gemstar-TV Guide International, Inc. v. Henry C. Yuen, et al. – Superior Court of the State of California, County of Los Angeles, Northeast District – Case No. BC271497

EXHIBIT B

Proposed Corporate Governance Provision	Gemstar's Response
Meeting of Independent Directors:

Independent directors must meet as a group, without the Chief Executive Officer, at least four times each calendar year. Source: HCA III(B)(1); (Hanover I(A)(i)(Twice a year.); NYSE Proposed Rules 303A(3); NASD 4350(c)(2).

Gemstar will agree to have its independent directors meet as a group without the CEO at least two times each calendar year.

Separation of CEO and Chairman: The offices of the CEO and the Chairman of the Board must be held by separate individuals. Source: Hanover I(C).	Gemstar will comply with the proposal that the offices of the CEO and Chairman of the Board will not be simultaneously held by the same individual.

Yearly Director Elections: Every director should stand for election once a year. Source: HCA III(D)	Gemstar will seek the annual election of its directors.

Shareholder Nomination of Directors:

The Board through its bylaws or otherwise shall establish a procedure for shareholders to nominate one or two directors. Source: Hanover II(A); MCI/Worldcom Recommendation 1.13.

Gemstar will establish a procedure for shareholders to nominate directors.

Independent Audit Committee: The Audit Committee shall be made up entirely of Independent Directors. Source: Nasdaq Proposed Rules; HCA IV(F)	Gemstar will comply with the Nasdaq rules in this regard.

Financial Experience for Audit Committee Members: At least two members of the Audit Committee must have significant accounting or financial experience. Source: HCA V(D)(1).	Gemstar will comply with the proposal that at least one member of the Audit Committee qualifies as an Audit Committee Financial Expert. Gemstar expects (but will not require) that the other two members of the Audit Committee will have significant accounting or financial expertise.

Appoint SVP of Ethics and Director of Internal Audit:

The Company must appoint a Director of Internal Audit and a Senior Vice President of Ethics, Compliance and Corporate Responsibility. HCA II(A)&(B)

Gemstar will comply with this proposal.

Director of Audit Must Meet With Board:

The Director of Internal Audit must report to the Board twice a year regarding the Company's internal controls, revenue recognition practices and accounting practices.

The Director of Internal Audit will report to the Audit Committee at least twice a year regarding the Company's internal controls, revenue recognition practices and accounting practices.

SVP of Ethics Must Meet With Board:

The Senior Vice President of Ethics, Compliance and Corporate Responsibility must report to the Board twice a year regarding managements' compliance with ethical and business standards as well as compliance with applicable rules and regulations.

Gemstar will comply with the proposal that the SVP of Ethics will report to the Audit Committee at least twice a year regarding managements' compliance with ethical and business standards as well as compliance with applicable rules and regulations.

Independent Compensation Committee: The Compensation Committee shall be comprised solely of independent directors. Source: HCA IV(F)	Gemstar will comply with the proposal that the Compensation Committee be comprised solely of independent directors within the meaning of the Nasdaq rules.

Insider Trading Compliance Officer:

The Board will appoint an Officer of the Company who will be responsible for effecting compliance with the Company's stock trading and market communications policy. That individual will be designated the "Trading Compliance Officer," and will be responsible for developing (with Board involvement), presenting to the Board for approval, and monitoring and updating a comprehensive program ("The Trading Compliance Program") designed to ensure compliance with the Company's trading policies. Source: Hanover VII(A)

Gemstar will designate a "Trading Compliance Officer," who will be responsible for developing (with Board involvement), presenting to the Board for approval, and monitoring and updating a comprehensive program ("The Trading Compliance Program") designed to ensure compliance with the Company's trading policies.

Disclosure of Code of Business Conduct and Ethics:

The Company must adopt a code of conduct applicable to all directors, officers and employees, and make such code publicly available. The code would be required to comply with the definition of a "code of ethics" set forth in Section 406(c) of the Sarbanes-Oxley Act. Source: NASD4350(n).

Gemstar will comply with this proposal by (i) maintaining a Code of Ethics that complies with the definition of "code of ethics" set forth in Section 406(c) of the Sarbanes-Oxley Act, which will apply to the Gemstar's senior financial officers; (ii) maintaining Standards of Business Conduct that apply to all officers, directors and employees of Gemstar and (iii) making both such documents publicly available.

Related Party Transaction Review:

The Company shall conduct an appropriate review of all related party transactions for potential conflict of interest situations on an ongoing basis and all such transactions would have to be approved by the Audit Committee or another independent body of the Board. Source: NASD 4350(h)

Gemstar will comply with the NASDAQ rules on this subject.

EXHIBIT C

Form of Release

        For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Plaintiffs, on their own behalves and on behalf of their heirs, assigns, legal representatives, successors in interest or any other person claiming through them, hereby irrevocably and unconditionally release and forever discharge Gemstar, its divisions, units, subsidiaries, parents, and all other affiliated entities, and each of their current and former employees, officers, directors, representatives, agents, shareholders, attorneys, accountants, partners, insurers, advisors, partnerships, assigns, successors, heirs, predecessors in interest, joint ventures and affiliated persons (collectively, the “Released Parties”) from any and all claims, liabilities, causes of action, charges, complaints, suits, obligations, costs, losses, damages, injuries, rights, judgments, attorneys’ fees, expenses, bonds, bills, penalties, fines, liens, and all other legal responsibilities of any form or nature whatsoever, whether known or unknown, suspected or unsuspected, fixed or contingent, which they (or any one of them) have by reason of any and all matters from the beginning of time through the date hereof, that were asserted or that could have been asserted in the Actions (as defined in that certain Settlement Agreement – Gemstar Derivative Litigation dated as of November 22, 2004), or in any of them. This release shall not affect, limit, prejudice or release Gemstar’s right to prosecute, in its own name or through an express assignee, any claim that it may have against any of the Released Parties.

        Plaintiffs expressly waive and relinquish any rights and benefits pursuant to California Civil Code Section 1542 or any similar law of any other jurisdiction with respect to the claims or other matters released herein, and do so understanding and acknowledging the significance and consequence of such specific waiver. Section 1542 provides as follows:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.”

Plaintiffs expressly accept and assume the risk that additional or different facts or claims may be discovered after execution of this Release, and agree that this Release shall remain effective notwithstanding such discovery.

[Signatures]